EXHIBIT 10.44

                               AMENDMENT NO. 1 TO
                           RESTRICTED SHARES AGREEMENT



          AMENDMENT TO RESTRICTED SHARES AGREEMENT, dated as of January 26, 1996, by and between Medicon, Inc., a Delaware corporation (the "Company"), and Carl R. Adkins, M.D. (the "Holder").


                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company and the Holder entered into that certain Restricted Shares Agreement, dated as of November 17, 1995 (the "Original Agreement"), which agreement set forth the terms and conditions for the sale to the Holder of an aggregate of 1,314,451 shares of Class A Common Stock, no par value, of the Company.

          WHEREAS, the Company and the Holder desire to amend the Original Agreement as provided herein.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do agree to amend the Original Agreement as follows:

          1.   Amendment.
               ---------

               (a) Section 2 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

     Subject to paragraphs 6 and 7 of this Agreement, Restricted Shares shall become "vested" as follows:

                    (a)  Tranche A Grant.  Restricted Shares comprising the
                         ---------------
Tranche A Grant shall become fully vested on December 31, 1995.

                    (b)  Tranche B Grant.  Restricted Shares comprising the
                         ---------------
Tranche B Grant shall become vested at the rate of 20% a year on a cumulative basis commencing on December 31, 1995 and each anniversary date thereof.

               (b)  The first paragraph of the restrictive legend contained in
Section 3(a) is hereby amended and restated in its entirety to read as follows:



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                    "THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE,
               ENCUMBRANCE OR OTHER DISPOSITION (EACH A
               "TRANSFER") AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE STOCKHOLDERS' AGREEMENT, DATED AS OF NOVEMBER 3, 1994, AND AMENDED AS OF SEPTEMBER
               6, 1995, AMONG THE COMPANY AND THE STOCKHOLDERS NAMED THEREIN, AND A RESTRICTED SHARES AGREEMENT, DATED AS OF SEPTEMBER 6, 1995, AND AMENDED AS OF JANUARY [24], 1996 BETWEEN THE REGISTERED HOLDER HEREOF AND THE COMPANY, COPIES OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE
               WITH THE TERMS OF SUCH STOCKHOLDERS' AGREEMENT AND RESTRICTED SHARES AGREEMENT.

               (c) Section 6(c) of the Original Agreement is hereby amended and restated in its entirety to read as follows:

                    (c)  Short Term Incentive.  If the Company (A)
                         --------------------
          achieves positive quarterly net income in either the first or second quarter of fiscal year 1996 and (B) does not require additional capital before June 30, 1996 (excluding an IPO (as defined in Section 8) or board-approved investment by a non-affiliated corporate partner) beyond the pending Principals' Contribution (as defined in the Employment Agreement), the Restricted Shares that will otherwise have vested on December 31, 1996, shall become immediately vested.

               2.  Original Agreement.  As amended hereby, the Original
                   ------------------
Agreement shall remain in full force and effect.



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          IN WITNESS HEREOF, the parties have caused this Amendment No. 1 to be executed as of the date first written above.

                                             MEDICON, INC.



                                             By: __________________________
                                                 Name: Jeffrey R. Jay, M.D.
                                                 Title: Chairman of the
                                                        Compensation Committee



                                             ______________________________
                                             CARL R. ADKINS, M.D.